FORM N-CSR

  CERTIFIED SHAREHOLDERS REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number                   811-10419

Exact Name of registrant as specified in charter     NorthQuest Capital
                                                     Fund, Inc.

Address of principal executive offices               16 Rimwood Lane
                                                     Colts Neck, NJ 07722

Name and address of agent for service                Peter J. Lencki
                                                     16 Rimwood Lane
                                                     Colts Neck, NJ 07722

Registrants telephone number, including area code    732-842-3465

Date of fiscal year end:                             12/31/05

Date of reporting period:                            12/31/05





































                                      -i-



(page)
Item 1. Report to Shareholders.



















                         NORTHQUEST CAPITAL FUND, INC.

                                ANNUAL REPORT

                              DECEMBER 31, 2005


















                         NorthQuest Capital Fund, Inc.
                                16 Rimwood Lane
                             Colts Neck, NJ  07722
                                 1-800-698-5261














                                     -ii-



(page)


                         NORTHQUEST CAPITAL FUND, INC.




To the Shareholders of NorthQuest Capital Fund, Inc.:

    Our Fund began the year at a share price of $11.93 and ended 2005 at $11.77. The Fund's total return for this period was down (1.34%). The following table may be helpful in comparing the Fund's performance with other indexes.

             Index            2005 Performance            Year-To-Date
             -----                                        ------------
             D.J.I.A.                                        (0.61 %)
             S&P 500                                          3.00 %
             S&P 500 with reinvested dividends                4.91 %

   This was a tough year for some of our holdings in the Fund's investment port-folio. Rising interest rates, catastrophic hurricanes and high energy prices had a negative impact on many of our companies. We look forward to a better perform-ance in 2006 as our public corporations get back on track. Pages 2 through 4 of this report will highlight specific information about each of the Fund's common stock securities.
   NorthQuest took advantage of lower stock prices throughout 2005 and purchased $444,934 in common stock securities. Among these purchases were new holdings such as Amgen Incorporated (AMGN), Fiserv Inc. (FISV), U.S. Bancorp (USB) and
3M Company (MMM). The Fund did not sell any of its portfolio holdings. Therefore the Fund had a turnover rate of zero for 2005. A low turnover rate is important because it shows that our Fund remains disciplined and that NorthQuest is keep-ing trading costs to a minimum.
   Speaking of growth, the Fund is always open to new shareholders who are long-term investors. If you know of any friends or family members that may be inter-ested in becoming shareholders in NorthQuest, please let us know. We are proud to have you as a shareholder, and would like more shareholders like you. In ad-dition, referrals are an extremely cost effective way to grow the Fund, which benefits all shareholders. Your help is greatly appreciated.
   During 2005 the Fund hired a consultant, who has experience with mutual fund matters, to review the Fund's operations. The consultant made a few recommenda-tions which have been incorporated by the Fund. NorthQuest remains committed to running an efficient and compliant mutual fund operation.
   You will find enclosed information and commentary about the Fund's holdings, year-end financial statements, and the Auditor's opinion stated in the Report of Independent Registered Public Accounting Firm. Please do not hestitate to call or write me any comments or questions that you may have about this report. Thank you again for your trust, confidence, and investments!


Sincerely,


/s/ Peter J. Lencki
    President







                                      -1-



(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio

SECURITY                          STOCK SYMBOL
--------                          ------------
Allstate Corporation                  ALL
Allstate Corporation sells auto, property/casualty and life insurance throughout the U.S. This security increased 4.5% in 2005 despite the heavy payouts Allstate is making to its customers who incurred heavy property damage from hurricanes Katrina and Rita. Allstate may have to increase the prices of its insurance pro-ducts to make up for these losses. The Fund may add to this position in the future.

Amgen Incorporated                    AMGN
Amgen is a biotechnology company that develops medical products to help patients who are suffering from specific types of ailments such as cancer, arithritis and anemia. Its stock price was up 22.9% this year. Currently AMGN is fairly valued.

Berkshire Hathaway                    BRKB
Berkshire is a conglomerate that owns many different types of businesses and has investments in several common stock securities. BRKB's insurance divisions suf-fered losses due to this year's severe hurricane season and the Securities and Exchange Commission ("SEC") is investigating Berkshire's reinsurance business. BRKB was down slightly in 2005. Bershire remains on the hunt for good acquisi-tions.

ChoicePoint                          CPS
CPS collects risk management/anti-fraud information on individuals and provides this data to government agencies and businesses. ChoicePoint's share price de-clined 3.2% for the year. An identity theft problem that occurred in early 2005 was a serious setback but CPS has taken steps to prevent a reoccurence of this problem. This holding continues to grow and is undervalued at its current price.

Cisco Systems                        CSCO
Cisco produces, services, and supplies computer-networking equipment, which con-nect many local computer networks into one computer system network via the in-ternet. CSCO continues to make aquisitions and to add to its product lines. Tough competition has eroded CSCO's profit margins somewhat but Cisco's domin-ance in internet networking and other network products should prevail. CSCO's share price declined 11.4% in 2005. At this time the share price of Cisco is fairly valued.

Diebold Inc.                          DBD
DBD produces and services ATM machines, point of sale systems, electronic voting machines and alarm systems. For 2005, Diebold's stock price declined 31.8%. DBD management was slow in reacting to a slowdown in ATM machine sales, higher fuel costs in fulfilling service calls and production delays. As a consequence, the DBD board made changes to its management team, which is restoring Diebold oper-ations to higher standards. This stock is undervalued at this time.

Donaldson Co.                         DCI
Donaldson manufactures filters for many different industries from heavy duty trucks to industrial gas turbines. DCI's price per share dropped 2.4% in 2005 but is still expensive at this time.

E.I. du Pont de Nemours & Co.         DD
Du Pont is one of the largest chemical companies in the U.S. The share price of DD decreased 13.4% in 2005. Du Pont sustained heavy damage at its manufac-turing plants in the Delta regions of the U.S. from hurricanes Katrina and Rita.

                                      -2-



(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (continued)

SECURITY                          STOCK SYMBOL
--------                          ------------
E.I. du Pont de Nemours & Co.         DD
Higher energy prices also hurt the company's earnings. The Fund expects DD to make a full recovery.

EMC Corp.                             EMC
EMC is a leader in designing, manufacturing, and servicing storage data software and hardware for corporations and institutions. EMC's share price fell 8.4% in 2005. Currently, this security is fairly valued.

Exelon Corporation                    EXC
Exelon is a utility company that serves customers in the Midwest and mid-Atlantic areas of the U.S. EXC operates power plants supplied by coal, natural gas, and nuclear power. Exelon plans to acquire Public Service Enterprise Group (PSEG) in early 2006 if granted approval by regulators. EXC's price per share increased 20.6% in 2005. Presently this holding is fairly valued.

Fiserv Inc.                           FISV
Fiserv is a service provider that handles administrative and transaction pro-cessing for financial and health care companies. Fiserv has low long-term debt and is making a strong effort to offer its services worldwide. FISV's stock price increased 7.7% in 2005 and is currently undervalued.


General Dynamics
GD manufactures private and business-jet aircraft, military vehicles, munitions, naval ships and equipment, and hi-tech information systems to integrate all as-pects of military operations. General Dynamics stock price increased 9.0% per share in 2005 and is still undervalued. GD is a core holding in the Fund.

General Electric                      GE
GE is a large conglomerate which includes businesses in many industries from home appliances to turbine-generators for power utility companies. Expanding profit margins are resulting from GE's restructuring into more profitable busi-nesses. Ge's stock price fell 4.0% in 2005 and is fairly valued at this time.

Hershey Foods                         HSY
Hershey produces chocolate and non-chocolate sweets under the Hershey name. HSY continues to roll out new candies each year and will be selling dark chocolates soon. In a effort to remain competitive and expand profit margins, Hershey is continually cutting costs. The HSY share price declined .5% in 2005. This is a core holding and is currently undervalued.

MBNA Corp.                            KRB
MBNA offers credit to consumers by issuing bank and affinity credit cards and has entered into a merger agreement with Bank of America (BAC). This merger will be consummated on 01/01/06 and MBNA will become a division of BAC. The KRB price per share was down 3.7% for 2005.

McGraw-Hill                           MHP
MHP publishes text books for schools and provides professional information through its magazines; Business Week, Platts, and Aviation Week. MHP also furn-ishes financial data and services through its Standard & Poors division. McGraw-Hill's continues to be a top performer in the Fund's investment portfolio and remains a core holding in the Fund. MHP was up 12.8% in 2005 and is under-valued at present time.
                                      -3-



(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (continued)

SECURITY                          STOCK SYMBOL
--------                          ------------
New Jersey Resources                  NJR
NJR is a holding company that owns businesses that sell natural gas in New Jersey and other energy utility services to customers from Texas to New England and parts of Canada. 2005 was no different than 2004, as the New Jersey Natural Gas division again increased its number of customers by more than 10,000. NJR's share price declined 3.3% in 2005. NJ Resources is a core holding but is still overvalued.

Pfizer, Inc.                          PFE
Pfizer is a pharmaceutical company whose share price declined 13.3% in 2005. Some of PFE's medical products such as Lipitor have seen their sales growth slow. Competition from generic drug companies, government regulations and upcom-ing patent expirations continue to depress PFE's stock price. But there are pos-itives as Pfizer continues to add new drugs to its pipeline, make acquisitions, buyback its shares, increase its dividend and cut costs. This stock is under-valued at this time.

Sealed Air                            SEE
SEE is a worldwide manufacturer of protective packaging products such as bubble wrap, foam protectors, and food packaging materials. Sealed Air stock was up 5.4% in 2005. The Fund will be adding to this position when SEE's long-term debt is reduced to a lower percentage of total capital.

Stryker Corp.                         SYK
SYK designs, manufactures and markets medical devices (power instruments used in surgery), equipment (stretchers and maternity beds), and orthopaedic implants (hip, knee, shoulder and spinal). Stryker stock decreased 7.9% in 2005. Price cutting and sluggish sales for some products impacted SYK negatively in 2005 but the company has no debt and continues to buyback its shares. An aging global population should provide significant demand for SYK medical products. Currently this security is undervalued and remains a core holding.

Symantec Corp.                        SYMC
SYMC is a software company that develops, markets, and supports computer pro-grams that protect personal computers of individuals (Norton products) and bus-inesses (commercial contracts) from computer viruses and other types of security breaches. During 2005 Symantec completed the acquisition of Veritas. But while the takeover was being formalized, SYMC lost some business to its competitors. SYMC's share price dropped 32.1% in 2005. Symantec should begin to recover with the acquisition completed. This security is fairly valued at this time.

TECHNITROL, INC.                      TNL
TNL designs, manufactures and markets electrical contacts and other electrical components, which are used in many industries from consumer electronics to auto-mobiles. TNL's price per share declined 6.0% in 2005. Technitrol's restructuring of its businesses and acquisitions should get TNL back on track. This security is still undervalued.

3M Company                            MMM
3M manufactures and sells thousands of products worldwide. These products range from scotch tape and "Post-It" Notes to surgical masks and "Scotchgard Carpet Cleaner". MMM's price per share fell 5.6% in 2005. Higher energy costs and the search for a new Chief Executive Officer made investors less enthusiastic about this common stock security. This company has low long-term debt and great poten-

(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (continued)

SECURITY                          STOCK SYMBOL
--------                          ------------
3M Company                            MMM
tial. Currently MMM is fairly valued.

U.S. Bancorp                          USB
USB is the 6th largest financial holding company is the U.S. It has approximate-ly $204 billion in assets and has a low effeciency ratio (48.3% for 2nd Qtr.
2005). This low efficiency rating is an indicator of how well a bank is keeping its costs to a minimum. U.S. Bancorp's share price was down 4.6% for 2005.

Washington Mutual                     WM
WM is the largest savings bank in the U.S. with over 2,500 offices. This company offers consumer and commercial lending, insurance, brokerage and asset manage-ment services. WM acquired Providian Financial, a credit card company, to di-versify its operations. WM's mortgage and refinancing businesses continue to de-cline. WM share price increased 2.9% in 2005. Washington Mutual remains a core holding.

Exxon Mobil Corporation               XOM
XOM stock price was up 9.6% in 2005 as higher oil prices increased Exxon Mobil's revenues and net profits. XOM has low long-term debt, runs a very efficient op-eration and continues to buyback its stock. XOM is fairly valued at this time.


































                                      -4A-



(page)

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                     Top Ten Holdings and Asset Allocation
                     -------------------------------------
                               December 31, 2005
                               -----------------



       Top Ten Holdings                               Asset  Allocation
      (% of Nets Assets)                              (% of Net Assets)
      ------------------                              -----------------

General Dynamics Corp.   8.29%                  Chemicals               7.93%

McGraw-Hill              6.51%                  Defense                 8.29%

Berkshire Hathaway       5.41%                  Energy                  4.60%

Stryker Corp.            4.95%                  Financial               9.64%

ChoicePoint Inc.         4.75%                  Food                    4.28%

Washington Mutual        4.64%                  Industrial             14.48%

Fiserv Inc.              4.61%                  Insurance              12.77%

Amgen Incorporated       4.59%                  Medical                13.50%

3M Company               4.51%                  Publishing              6.51%

Hershey Company          4.28%                  Technology             10.72%
                         -----
                        52.54%                  Other Assets
                        ======                  less liabilities, Net   7.28%
                                                                       ------
                                                                      100.00%
                                                                      =======

(page)

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                                   EXPENSES
                                   --------
                               December 31, 2005
                               -----------------

EXPENSES EXAMPLE
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund operating expenses. This example is intended to help you under-stand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2005 to December 31, 2005.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the ex-penses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then mutliply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical ac-count values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on-going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will help you deter-mine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Expenses Paid
                     Beginning             Ending               During Period *
                   Account Value        Account Value          July 1, 2005 to
                   July 1, 2005       December 31, 2005       December 31, 2005
                   -------------      -----------------       -----------------

Actual               $1,000.00            $1,012.91                $9.54
Hypothetical
(5% return
before expenses)     $1,000.00            $1,015.73                $9.55

* Expenses are equal to the Fund's annualized expense ratio of 1.88%, multiplied by the average account value over the period, multiplied by 184 days/365 days [number of days in most recent fiscal half-year/365[or 366](to reflect the one-half year period).

(page)                   NORTHQUEST CAPITAL FUND, INC,
                         -----------------------------
                            Schedule of Investments
                            -----------------------
                               December 31, 2005
                               -----------------
                                                                    Fair
COMMON STOCKS - 92.72%                  Shares         Cost         Value
----------------------                  ------         ----         -----
Biotechnology Industry - 4.59%
------------------------------
Amgen Incorp. *                          1,200   $    73,789   $    94,632
                                                    ---------     ---------
Computer Hardware & Software - 10.72%
-------------------------------------
Cisco Systems *                          2,000        31,657        34,240
EMC Corp. *                              1,600        17,280        21,792
Fiserv Inc. *                            2,200        94,685        95,194
Symantec Corp. *                         4,000        38,022        70,000
                                                    ---------     ---------
                                                     181,644       221,226
                                                    ---------     ---------
Defense Industry - 8.29%
------------------------
General Dynamics Corp.                   1,500       100,926       171,075
                                                    ---------     ---------
Electrical Products/Equipment - 5.57%
-------------------------------------
General Electric                         2,500        81,293        87,625
Technitrol Inc.                          1,600        33,398        27,360
                                                    ---------     ---------
                                                     114,691       114,985
                                                    ---------     ---------
Financial Services - 9.64%
--------------------------
MBNA Corp.                               2,700        54,533        73,305
U.S. Bancorp                             1,000        28,370        29,890
Washington Mutual                        2,200        78,861        95,700
                                                     -------      ---------
                                                     161,764       198,895
                                                     -------      ---------
Food Industry - 4.28%
---------------------
Hershey Foods                            1,600        55,426        88,400
                                                    ---------     ---------
Industrials - 8.91%
-------------------
Diebold Inc.                             2,000        81,096        76,000
Donaldson Co.                            1,800        35,487        57,240
Sealed Air *                               900        39,558        50,553
                                                    ---------     ---------
                                                     156,141       183,793
                                                    ---------     ---------
Insurance - 12.77%
------------------
Allstate Corporation                     1,000        48,210        54,070
Berkshire Hathaway, Class B *               38        89,457       111,549
ChoicePoint Inc. *                       2,200        94,513        97,922
                                                    ---------     ---------
                                                     232,180       263,541
                                                    ---------     ---------
   The accompanying notes are an integral part of these financial statements.
                                    -7-



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Schedule of Investments (continued)
                      -----------------------------------
                                 December 31, 2005
                                 -----------------
                                                                    Fair
                                        Shares         Cost         Value
                                        ------         ----         -----
Medical & Drug Industry - 8.91%
-------------------------------
Pfizer Inc.                              3,500   $   107,589   $    81,620
Stryker Corp.                            2,300        72,731       102,189
                                                    ---------     ---------
                                                     180,320       183,809
                                                    ---------     ---------
Natural Gas Distribution - 2.03%
--------------------------------
New Jersey Resources                     1,000        29,738        41,890
                                                    ---------     ---------
Petroleum & Chemical Industry - 7.93%
-------------------------------------
E.I. du Pont de Nemours & Company        1,000        43,680        42,500
Exxon Mobil Corporation                    500        18,755        28,085
3M Company                               1,200        89,694        93,000
                                                    ---------     ---------
                                                     152,129       163,585
                                                    ---------     ---------
Publishers - 6.51%
------------------
McGraw-Hill                               1,300       82,717       134,238
                                                    ---------     ---------

Utility (Electric) Industry - 2.57%
-----------------------------------
Exelon Corporation                        1,000       31,875        53,140
                                                    ---------     ---------

TOTAL COMMON STOCKS                                1,553,340     1,913,209
                                                   ----------    ----------
SHORT-TERM INVESTMENTS - 7.03%
------------------------------
Charles Schwab Money Market Fund                      39,012        39,012
Federated Prime Cash Series                            6,140         6,140
Bank of America Money Market Savings                  99,902        99,902
                                                   ----------    ----------
TOTAL SHORT-TERM INVESTMENTS                         145,054       145,054
                                                   ----------    ----------
TOTAL INVESTMENTS                                $ 1,698,394     2,058,263
                                                   ==========    ----------
OTHER ASSETS AND LIABILITIES - .25%                                  5,255
                                                                 ----------
NET ASSETS - 100.00%                                           $ 2,063,518
                                                                 ==========


* Non-income producing during the year.



  The accompanying notes are an integral part of these financial statements.
                                    -8-



(page)



                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Statement of Assets and Liabilities
                      -----------------------------------
                               December 31, 2005
                               -----------------




Assets

Investments in securities at fair value (cost $1,698,394)         $ 2,058,263
Cash                                                                    3,195
Dividends and interest receivable                                       2,060
                                                                   -----------

          Total Assets                                              2,063,518
                                                                   -----------


Liabilities

Accrued expenses                                                         -
                                                                   -----------

Net Assets                                                        $ 2,063,518
                                                                   ===========

Composition of Net Assets:
  Common stock, at .001 par value                                 $       175
  Paid-in capital                                                   1,703,981
  Accumulated net realized loss on investments                           (507)
  Net unrealized appreciation of securities                           359,869
                                                                   -----------

Net Assets (equivalent of $11.77 per share based on
175,342 shares outstanding) (Note 4)                              $ 2,063,518
                                                                   ===========

















   The accompanying notes are an integral part of these financial statements.

                                    -9-



(page)


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                            Statement of Operations
                            -----------------------
                      For the year ended December 31, 2005
                      ------------------------------------





Investment Income

Dividends                                                      $ 26,015
Interest                                                          3,986
                                                               ---------

    Total Income                                                 30,001
                                                               ---------

Expenses

Investment advisory fee (Note 2)                                 18,987
Audit and accounting                                              9,800
Insurance                                                         1,592
Office expense                                                      218
Phone                                                               784
Postage and printing                                              1,413
Registration and fees                                             2,295
Software                                                            250
Taxes                                                               556
                                                               ---------


    Total Expenses                                               35,895


Net Loss                                                         (5,894)
                                                               ---------


Realized and Unrealized Loss from Investments (Note 5)

    Net realized loss on investments                               -
    Net decrease in unrealized appreciation on investments      (17,309)
                                                               ---------

Net realized and unrealized loss from investments               (17,309)
                                                               ---------

Net decrease in net assets resulting from operations           $(23,203)
                                                                ========






   The accompanying notes are an integral part of these financial statements.
                                    -10-



(page)


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Statements of Changes in Net Assets
                      -----------------------------------
                 For the years ended December 31, 2005 and 2004
                 ----------------------------------------------





                                                            2005          2004
                                                            ----          ----
Increase (decrease) in net assets from operations

 Net investment loss                                  $    (5,894)  $      -
 Net realized loss from investments                          -             (507)
 Unrealized appreciation (depreciation) of investments    (17,309)      169,355
                                                          --------      --------

Net increase (decrease) in net assets resulting
     from operations                                      (23,203)      168,848

Distributions to shareholders                                -             -

Capital share transactions (Note 4)                       236,701       (34,078)
                                                         ---------      --------

     Total increase in net assets                         213,498       134,770


Net Assets
     Beginning of year                                  1,850,020     1,715,250
                                                        ----------    ----------

     End of year                                      $ 2,063,518   $ 1,850,020
                                                        =========     =========





















    The accompanying notes are an integral part of these financial statements.
                                    -11-



(page)


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                              Financial Highlights
                              --------------------
        For a share of capital stock outstanding throughout the period
        --------------------------------------------------------------
                         For the years ended December 31,
                         --------------------------------
                                                                              1
                                         2005       2004       2003       2002
--------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period   $ 11.93    $ 10.96     $ 9.19    $ 10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Loss (2)                   (.03)       -         (.02)       -
Net Realized and Unrealized Gain
(Loss) on Investment Transactions         (.13)       .97       1.79       (.81)
                                          -----      -----      -----      -----
Total From Investment Operations          (.16)       .97       1.77       (.81)
--------------------------------------------------------------------------------

Less Distributions                         -          -          -          -
--------------------------------------------------------------------------------

Net Asset Value, End of Period         $ 11.77    $ 11.93     $10.96    $  9.19
--------------------------------------------------------------------------------

Total Return (3)                         (1.34%)     8.85%     19.3%      (8.1%)
--------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, end of Period            $2,063,518 $1,850,020 $1,715,250 $1,373,980

Ratio of Expenses, after
reimbursement to Average Net Assets (2)  1.88%     1.38%      1.38%     1.39% a

Ratio of Expenses, before
reimbursement to Average Net Assets (2)  1.88%     1.86%      2.00%     2.85% a

Ratio of Net Investment Loss
to Average Net Assets                   (0.31%)     -        (0.19%)   (0.04%) a

Portfolio Turnover Rate                  0.00%     3.18%      4.64%     0.00%
--------------------------------------------------------------------------------

a = annualized

1 For the period from January 15, 2002 (commencement of investment operations) to December 31, 2002

2 Per share net investment loss has been determined on the basis of average number of shares outstanding during the period

3  Total return assumes reinvestment of dividends


    The accompanying notes are an integral part of these financial statements.
                                     -12-



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                         Notes to Financial Statements
                         -----------------------------
                               December 31, 2005
                               -----------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Nature of Operations: NorthQuest Capital Fund, Inc. ("the Fund") was incor-porated on January 3, 2001 in New Jersey and commenced investment operations January 15, 2002. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company act of 1940, and its share are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, or when the Advisor determines that the markert quotation or the price provided by the pricing service does not accurately reflect the current market value, or when re-stricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors in accordance with the Fund's "Fair Value Policy" that has been authorized by the Fund's board. The Board has delegated to the Advisor the responsibility for determining fair value pricing, subject to review by the Board of Directors.

   Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   Distributions to Shareholders: The Fund intends to distribute to its share-holders substantially all of its net realized capital gains and net invest-ment income, if any, at year-end.

   Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-ing gains and losses for financial statements and income tax purposes. Div-idend income is recorded on the ex-dividend date and interest income is re-corded on an accrual basis.

   Estimates: The preparation of financial statements in conformity with gen-erally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   Reclassifation: In accordance with SOP 93-2, the Fund has recorded a re-classification in the capital accounts. As of December 31, 2005, the Fund recorded permanent book/tax differences of $5,894 from net investment loss to paid-in-capital. The reclassification has no impact on the net asset
                                     -13-



(page)

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                   Notes to Financial Statements (Continued)
                   -----------------------------------------
                               December 31, 2005
                               -----------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   value of the Fund and is generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

   The Fund has an investment advisory agreement with Emerald Research Corpora-tion ("the Advisor"), whereby the Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily clos-ing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating ex-penses exceed 2%. The Advisor has agreed to pay all IRA custodial fees which amounted to $510 for 2005. The Fund's expenses ratio for 2005 was 1.88%.

   The advisory agreement fee paid to the Advisor for the year ended December 31, 2005 was $18,987.

   Mr. Peter J. Lencki is President of the Advisor and is also President of the Fund. Mr. Walter A. Lencki is the Fund's treasurer and an investor in the Advisor.

3. INVESTMENT TRANSACTIONS

   For the year ended December 31, 2005, purchases and sales of investment se-curities other than short-term investments aggregated $444,934 and $0 respec-tively.


4. CAPITAL SHARE TRANSACTIONS

   As of December 31, 2005, there were 500,000,000 shares of $.001 par value capital stock authorized.


                                  December 31, 2005         December 31, 2004
                                  -----------------         -----------------
                                 Shares       Amount       Shares       Amount
                                ---------------------     ---------------------

   Shares sold                   28,157    $ 329,272        9,601    $ 109,159
   Shares issued due to
   repricing of the Fund                                    1,582         -
   (See Note 6)
   Shares issued in
    Reinvestment of dividends      -            -            -            -
   Shares redeemed              ( 7,875)    ( 92,571)     (12,671)    (143,237)
                                --------    ---------     --------    ---------
   Net increase (decrease)       20,282    $ 236,701      ( 1,488)   $( 34,078)
                                ========    =========     ========    =========

(page)

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                   Notes to Financial Statements (Continued)
                   -----------------------------------------
                               December 31, 2005
                               -----------------

5. FEDERAL INCOME TAXES

   Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting prin-ciples generally accepted in the United States.

   At December 31, 2005, the gross unrealized appreciation for all securities totaled $398,152 and the gross unrealized depreciation for all securities totaled $38,283 or a net unrealized appreciation of $359,869. The aggregate cost of securities for federal income tax purposes at December 31, 2005 was $1,698,394, including short-term investments.

   As of December 31, 2005, the components of distributed earnings on a tax basis were as follows:

          Undistributed ordinary income           $    -
          Accumulated capital losses              $    (507)
          Unrealized appreciation                 $ 359,869

   The accumulated capital loss carryover expires in 2012.
   There were no distributions to shareholders for the years ended December 31, 2005 and 2004.

6. LEGAL PROCEEDINGS

   On February 24, 2004, the Fund received a notice from the Securities and Exchange Commission ("SEC"), advising that the staff was considering recom-mending that the Commission bring a civil injunction action and/or institute administrative proceedings against the Fund, the Advisor and Peter Lencki, individually. This action stemmed from the SEC's routine examination. The Fund, the Advisor and Mr. Lencki have entered into settlement negotiations with the SEC to resolve this matter. There can be no assurance that the set-tlement negotiations will be successful or that the terms of the final set-tlement will not have a material adverse effect on the Fund or the ability of the Advisor to perform its contract with the Fund.

   The SEC questioned the procedure in which shareholders were transferred into the Fund from a limited partnership ("LP") managed by the Advisor. The SEC requested that the Fund voluntarily suspend sales of new shares to current and prospective shareholders. The Fund continued to honor redemption re-quests. Sales of new shares were suspended on July 23, 2003. The former lim-ited partners of the LP were brought into the Fund by transferring securities they received from the LP to the Fund and receiving their pro rata shares of the Fund in exchange for the securities transferred at the current market value on the date of transfer. The Fund accepted these shareholders into the Fund individually within five groups on five different dates throughout 2002. The SEC believed that all limited partners of the LP should have been accept-ed into the Fund on the same day. The affected shareholders were issued 1,582 additional shares of the Fund and the Advisor reimbursed the Fund $543 for losses sustained due to redemptions. On March 23, 2004 sales of new Fund shares were accepted. As previously disclosed, the Fund and Advisor are awaiting a final settlement in this matter.

(page)

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and
Board of Directors of the
NorthQuest Capital Fund, Inc.


   We have audited the accompanying statement of assets and liabilities of the NorthQuest Capital Fund, Inc. (the "Fund") including the schedule of invest-ments, as of December 31, 2005 and the related statements of operations, changes in net assets for each of the two years in the period then ended and the finan-cial highlights for each of the three years in the period then ended and for the period from January 15, 2002 (commencement of investment operations) to December 31, 2002. These financial statements and financial highlights are the responsi-bility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.


   We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasona-ble basis for our opinion.


   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the NorthQuest Capital Fund, Inc. as of December 31, 2005, the results of its oper-ations, the changes in its net assets and the financial highlights, for the periods herein indicated, in conformity with accounting principles generally accepted in the United States of America.




Abington, Pennsylvania                               Sanville & Company
January 6, 2006

(page)
BOARD OF DIRECTORS INFORMATION
NorthQuest Capital Fund, Inc.
December 31, 2005

The Fund's Board of Directors has the ultimate responsibility of running the Fund. Information about the Fund's Directors are provided below. Additional board member information is included in the SAI, which is available free of charge by calling 1-800-698-5261.

INDEPENDENT DIRECTORS
Name & Age         Position  Term/Time    Principal Occupation     Other Public
                              on Bd.      During Last 5 Years       Company
                                                                   Directorships
----------         --------  ---------    --------------------     -------------
Robert S. Keesser  Director  1 year &      Zone Sales Manager        None
Age 44                       served since  NGK Spark Plug Co.
                             Fund's
                             inception

John G. Padovano   Director  1 year &          President             None
Age 57                       served since  Rand Direct, Inc.
                             Fund's        A contract packaging
                             inception     & distribution company

Robert R.Thompson  Director  1 year &      Vice-President/Owner      None
Age 50                       served since  Automotive Parts Dist.
                             Fund's        Thompson & Co.
                             inception

INTERESTED DIRECTOR
Peter J. Lencki    Director  1 year &      Portfolio Manager         None
Age 51             President served since  NorthQuest Capital Fund
                   of Fund   Fund's        VP/owner Emerald Auto
                             inception     Parts & Supply, Inc.

Directors of the Fund are considered "Interested Directors", as defined in the Investment Company Act of 1940, because these individuals are affiliated with the Fund's Investment Adviser. Mr. Peter J. Lencki is president/owner and Walter A. Lencki is a passive investor in the Fund's Investment Adviser.

BOARD DISCUSSION ON RENEWING FUND'S ADVISORY CONTRACT
The Board renewed the advisory contract with Emerald Research Corp. (ERC) for the following reasons.
 1. The Fund's performance year-to-date was competitive with other indexes. As of 06/15/05, the Fund was down 1.68%, compared to the S&P500 down .4%, DJI down 2.01% and the Nasdaq down 4.60%.
 2. The Board continues to have faith and confidence in ERC.
 3. Peter Lencki, who is the president of ERC, will also act as the Fund's Chief Compliance Officer at no additional cost to the Fund. P. Lencki is no longer employed in the automotive industry and is devoting more time to the Fund.

PROXY VOTING INFORMATION
The Fund's proxy voting policies, procedures, and voting records relating to common stock securities in the Fund's investment portfolio are available with-out charge, upon request, by calling the Fund's toll-free telephone number 1-800-698-5261. The Fund will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Fund's proxy information is also available on the Securities and Exchange Commission website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of investments with the Securities and
                                     -17-



(page)
BOARD OF DIRECTORS INFORMATION
NorthQuest Capital Fund, Inc.
December 31, 2005

QUARTERLY PORTFOLIO SCHEDULE (continued)
Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's web site at http:// www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).



















































                                     -17A-



(page)




















































This report and the financial statements contained herein are submitted for the general information of shareholders and not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of NorthQuest Capital Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and material information.

(page)

Item 2. Code of Ethics.
                                 CODE OF ETHICS

Pursuant to the requirements of Section 406 and 407 of the Sarbanes-Oxley Act of 2002, the NorthQuest Capital Fund, (the "Fund"), hereby adopts the following Code of Ethics, which applies to the Fund's principal executive, financial, and accounting officers or persons performing similar functions regardless of whether these individuals are employed by the Fund or a third party, is designed to deter wrongdoing and to promote:

 a) Honest and ethical conduct, including the ethical handling of actual and ap-parent conflicts of interest between personal and professional relation-ships;
 b) Full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission and in all public communications.
 c) Compliance with all applicable governmental laws, rules and regulations;
 d) Prompt internal reporting of violations of the code, should any occur, to any of the principal officers of the Fund and all appropriate persons ident-ified in the code; and
 e) The principal executive officer of the Fund will be held accountable for adherence to the code as presented above.


Item 3. Audit Committee Financial Expert.

    The Fund has assets of 2 million and has no audit committee and therefore has no audit committee financial expert. The Fund's officers and board of directors, which consists of independent directors that control 75% of the board, oversee and review all Fund reports. The current Fund auditor is Michael Baranowsky of Sanville & Company. Mr. Baranowsky conducts the var-ious Fund audits and continues to indicate satisfaction with the Fund's in-ternal controls, security certificate inspections, and other Fund reporting. At this time the Fund believes it has adequate supervision over its account-ing procedures, practices and reporting.


Item 4-8. (Reserved)


Item 9. Controls and Procedures.

   Peter J. Lencki is the president of the Fund. He handles all financial matters of the Fund and has provided the internal control procedures to produce detailed and accurate reports in all financial matters involving Fund operations. Peter J. Lencki reports to the board of directors on a continuous
   basis.   Mr. Lencki is also president and owner of the investment adviser, the Emerald Research Corporation. Walter A. Lencki, the Chief Financial Officer of the Fund and an investor in the investment adviser, oversees the Fund's financial reports. Auditors have reviewed the Internal Control exer-cised by the Fund during this past year and found no material weaknesses.


Item 10. Exhibits.

   A. Code of Ethics.
      Filed under Item 2 Code of Ethics above

(page)

   B. Certification.


                               CERTIFICATIONS

I, Peter J. Lencki, certify that:

1. I have prepared this report on Form N-CSR for the NorthQuest Capital Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement, a material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made, misleading with respect to the period covered by this report:

3. Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects, and cash flows (if the financial statements are required to include a state-ment of cash flows) of the investment company as of, and for, the periods presented in the report;

4. The Fund is small and has about 2 million dollars in total assets.  Mr.
   Peter J. Lencki and Walter A. Lencki are the certifying officers of the Fund. Peter J. Lencki is responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and has:
   a) designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known by him to all others associated with the Fund, particularly during the period which this report is being prepared;
   b) evaluated the effectiveness of the investment company's disclosure con-trols and procedures as of a date within 90 days prior to the filing date of this report (the "Eveluation Date"); and
   c) Peter J. Lencki has evaluated and believes that the effectiveness of the disclosure controls and procedures produces a satisfactory evaluation of the Fund's financials reported in the audited annual report given above as of the Evaluation Date;

5. The Board of Directors and I have discused, based on our most recent evaluation, to the registrant's auditors:
   a) that we were satisfied that there were no significant deficiencies in the design or operation of internal controls which could adversly affect the registrant's ability to record, process, summarize, and report financial data; and
   b)that there was no fraud, whether or not material, that involves management or other employees who might have a role in internal controls; and

6. The registrant's other certifying officer and I hereby state in this report that there are no changes in internal controls or other factors that signifi-cantly affect internal controls subsequent to the date our most recent evalu-ation, including any corrective actions with regard to significant deficien-cies and material weaknesses.


   Date:  02/13/06

                                                     /s/ Peter J. Lencki
                                                         ---------------
                                                         Peter J. Lencki

(page)



                               CERTIFICATIONS

I, Walter A. Lencki, certify that:

1. I have prepared this report on Form N-CSR for the NorthQuest Capital Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement, a material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made, misleading with respect to the period covered by this report:

3. Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects, and cash flows (if the financial statements are required to include a state-ment of cash flows) of the investment company as of, and for, the periods presented in the report;

4. The Fund is small and has about 2 million dollars in total assets.  Mr.
   Peter J. Lencki and Walter A. Lencki are the certifying officers of the Fund. Peter J. Lencki is responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and has:
   a) designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known by him to all others associated with the Fund, particularly during the period which this report is being prepared;
   b) evaluated the effectiveness of the investment company's disclosure con-trols and procedures as of a date within 90 days prior to the filing date of this report (the "Eveluation Date"); and
   c) Peter J. Lencki has evaluated and believes that the effectiveness of the disclosure controls and procedures produces a satisfactory evaluation of the Fund's financials reported in the audited annual report given above as of the Evaluation Date;

5. The Board of Directors and I have discused, based on our most recent evaluation, to the registrant's auditors:
   a) that we were satisfied that there were no significant deficiencies in the design or operation of internal controls which could adversly affect the registrant's ability to record, process, summarize, and report financial data; and
   b)that there was no fraud, whether or not material, that involves management or other employees who might have a role in internal controls; and

6. The registrant's other certifying officer and I hereby state in this report that there are no changes in internal controls or other factors that signifi-cantly affect internal controls subsequent to the date our most recent evalu-ation, including any corrective actions with regard to significant deficien-cies and material weaknesses.


   Date:  02/13/06

                                                     /s/ Walter A. Lencki
                                                         ---------------
                                                         Walter A. Lencki
                                                         Treasurer

(page)



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


   (Registrant)                                    NorthQuest Capital Fund, Inc.

   By (Signature and Title)                          /s/ Peter J. Lencki
                                                         ---------------
                                                         Peter J. Lencki
                                                         President

   Date:  02/13/06





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.


   (Registrant)                                    NorthQuest Capital Fund, Inc.

   By (Signature and Title)                          /s/ Walter A. Lencki
                                                         ----------------
                                                         Walter A. Lencki
                                                         Chief Financial Officer

   Date:  02/13/06



   By the Commission

                            Margaret H. McFarland
                            Deputy Secretary

   Dated: January 27, 2003